UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 27, 2024

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 27, 2024, Braemar Hotels and Resorts Inc. (the “Company”), by resolution of its board of directors (the “Board”), adopted Amendment No. 1 to the Fifth Amended and Restated Bylaws of the Company (the “Bylaw Amendment”) for purposes of reducing the quorum required for any matter proposed by the Board at an annual meeting of stockholders called by the Board from a majority to at least one-third of all votes entitled to be cast at such meeting, as permitted under the Maryland General Corporation Law. Retail brokers have adopted policies whereby they will not cast discretionary votes (including auditor ratification) in the absence of retail stockholder instructions. The Company has seen a generally increasing number of retail holders become stockholders in the Company over the past several years as compared to historical levels. In order to ensure a sufficient quorum and allow the Company to hold its annual meetings, the Company is decreasing the quorum requirement solely for the annual meetings of stockholders called by the Board.

The Bylaw Amendment is effective as of February 27, 2024. The above description of the Bylaw Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1. The full text of the complete bylaws as amended is attached hereto as Exhibit 3.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

3.1    Amendment No. 1 to Fifth Amended and Restated Bylaws of Braemar Hotels and Resorts Inc., as amended, adopted February 27, 2024
3.2    Fifth Amended and Restated Bylaws, as amended by Amendment No. 1 on February 27, 2024, adopted on February 27, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: March 1, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary